UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D. C.


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 5, 2005


                             TIER TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


         California                    000-23195                 94-3145844
(State or other jurisdiction    (Commission File Number)        (IRS Employer
       of incorporation)                                     Identification No.)

  10780 Parkridge Blvd., 4th Floor                              20191
          Reston, Virginia                                    (Zip Code)
(Address of principal executive offices)

                                 (571) 382-1000
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CRF 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On May 5, 2005, Tier Technologies, Inc. (the "Company") announced its financial results for the quarter ended March 31, 2005. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02 of this Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

The following exhibit relating to Item 2.02 shall be deemed to be furnished and not issued by the Company on May 5, 2005.

99.1 Press Release titled "Tier Reports Fiscal 2005 Second Quarter Results," issued by the Company on May 5, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     TIER TECHNOLOGIES, INC.

                                                     By: /s/ James Weaver
                                                         -----------------------
                                                         James R. Weaver
                                                         Chief Executive Officer


Date: May 5, 2005

                                  EXHIBIT INDEX

Exhibit No.                        Description
--------------------------------------------------------------------------------
   99.1        Press Release titled "Tier Reports Fiscal 2005 Second Quarter
               Results"